FELLOW SHAREHOLDERS:

THE YEAR IN REVIEW:                                            November 12, 2001

     By all measures, the year ended October 31, 2001, has been a difficult one. The long boom in the equities market came to a halt during these twelve months and the economy showed signs of trouble that had not been seen in nearly a decade. These facts were in turn dwarfed in importance by the events of September 11.

     Normally, a year-in-review letter assesses the performance of the fund and offers some thoughts about what the future holds. However, it has not been a normal year. The attacks of September 11 have altered some of our basic assumptions about American life, and the economic consequences have been significant.

     In the short-term, the attacks had a devastating effect, first on the families of those who were killed and then on the national psyche. That in turn has had negative effects on consumer confidence, consumer spending, and from there, on the entire economy. For the quarter ended October 31, 2001, the U.S. Gross Domestic Product (GDP) declined 1.1%, the first quarter the economy had contracted in almost ten years-unemployment reached a high of 5.4%; retail sales slumped; new home sales were flat; and manufacturing activity slowed substantially. Judging from all major economic data, the events of September 11 helped push the economy into a recession.

     While the attacks dealt a sharp blow to consumer spending, to the travel industry, and to manufacturing activity, they also led to a vigorous governmental response. Partisan bickering in Washington gave way to a renewed sense of national purpose to confront the dangers of terrorism at home and instability abroad. New spending measures to stimulate the economy will eliminate the federal surplus, which had been a severe drag on economic growth. And the Federal Reserve Open Market Committee acted aggressively to cut interest rates multiple times-ten times between January and November 2001-bringing the Fed Funds rate down from 6.5% to an astonishingly low level of 2.0%.

     In addition, however shocking the terrorist attacks were, they should not obscure the fact that the economy was already meandering toward recession before September 11. For the first three quarters of the year ended October 31, 2001, growth was anemic and declined each quarter. Before September 11, GDP had barely attained 1.0% growth over the course of the year. Unemployment was slowly creeping up; consumer confidence was slowly creeping down; and all signs pointed toward an end to the incredible period of economic prosperity that had begun in the early 1990s.

     As worrisome as that was, it did represent a natural part of the economic cycle. During the first two quarters of 2001, business inventories declined. However, after a marvelous period of growth, consumer spending was stalling, as was corporate spending, particularly on new technology. As a result, inflation stayed minimal, but inventories were growing in anticipation of spending that did not materialize. The inventory build-up, while economically painful for many companies, signaled that a much-needed correction was occurring, one that seemed to be coming to an end in the third quarter of 2001.

     The financial markets reflected the conditions in the overall economy. For the year ended October 31, 2001, the Dow Jones Industrial Average (DJIA) declined over 17%, from 10971 on October 31, 2000 to 9075 on October 31, 2001. The technology-laden Nasdaq Composite Index shed even more of its value, de-creasing from 3370 to 1690 over the course of the year, a decline of 50%. The S&P 500 return was -24.91% for the year ended October 31, 2001. The performance of the equities markets directly mirrored the economic stagnation. Corporate profits were off precipitously in year-over-year figures in more major sectors.


     For the first three quarters of the fiscal year the DJIA, the Nasdaq Composite and the S&P 500 all finished lower. During the summer, the markets staged a brief rally and then declined again. As of September 11, the DJIA was down 8.2% from the quarter ended June 30, and the Nasdaq Composite was down 21.5% for the same period. The September 11 events closed the markets for four days, and when trading resumed on September 17, Wall Street had one of its worst weeks ever.

     It is a truism that markets recover ahead of the economy. Though it will take some time before the shock of September 11 is fully absorbed, many signs indicate that the economy is poised to rebound, and the markets reflect that. The fund's fiscal year ended on an up note with a positive October 2001. Even though the economic news was grim and corporations continue to issue profit warnings, the markets performed well. The DJIA was up 2.7%, while the Nasdaq Composite was up 12.8%. The first weeks of November showed even more robust gains.

PORTFOLIO MATTERS
SPECTRA FUND

     Spectra Fund declined 36.20% during the year ended October 31, 2001, while the S&P 500 fell 24.91%. Few sectors of the U.S. economy and the stock market were spared from the broad downturn this year. Not surprisingly then, nearly all economic sectors represented in the portfolio declined in value for the year. The sole exception was energy stocks. Information technology stocks suffered the most of all holdings, followed by financials and consumer discretionary stocks. Each of the different capitalization categories represented in the all-cap portfolio declined in value for the year. There were several notable changes in holdings during the year. Energy positions were eliminated and information technology holdings were sharply reduced, including computer, software, and semiconductor makers. Additions to the portfolio included health care providers, biotechnology firms, and aerospace and defense companies.

LOOKING AHEAD

     We believe that the coming months will continue to see profit warnings and negative economic growth. It is highly likely that the GDP will decline again in the 4th quarter of 2001, which will mean two consecutive quarters of decline and hence technically a recession. However, there is little reason to believe that this recession will be anything more than a necessary economic correction to the excess inventories and wasteful government budget surpluses that helped cause the downturn in the first place. Inflation remains extraordinarily low, and interest rates have been dramatically cut, both of which are further signs of a propitious business climate. The federal government is tackling the challenge of terrorism and consumers are adjusting to the tragedy of September 11. As a result, we expect that spending will grow steadily.

     Furthermore, the markets have already integrated the profit warnings and the economic downturn. The stock market has gone from being overvalued to more reasonable levels, and equities are already beginning to rebound in anticipation of renewed economic activity in 2002. We fully expect that 2002 will see robust performance in the stock market, perhaps not at the levels of 1999 and early 2000, but still yielding substantial gains. We at Fred Alger Management remain committed to identifying strong companies capable of significant growth in the coming years. By identifying strong management teams, growth markets, and companies that either lead their industries or are poised to assume industry leadership, we will continue to offer investors the chance at maximum returns.

Respectfully submitted,


/s/ Dan C. Chung
-----------------------
Dan C. Chung
Chief Investment Officer

SPECTRA FUND PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2001 (UNAUDITED) $10,000 HYPOTHETICAL INVESTMENT IN CLASS N SHARES FROM JULY 1, 1991 TO OCTOBER 31, 2001

               [Representation of line graph in printed piece.]


                   Spectra Fund            S&P 500 Index
  7/01/91             10000                   10000
  6/30/92             11165.2                 11342
  6/30/93             13806.7                 12890
  6/30/94             16226.7                 13072
 10/31/94             17838                   14018
 10/31/95             28133.8                 17723
 10/31/96             31700.5                 21993
 10/31/97             40085.6                 29059
 10/31/98             46876.9                 35450
 10/31/99             76251.1                 44549
 10/31/00             80984.1                 47264
 10/31/01             51670                   35491



The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund Class N shares and the S & P 500 Index on July 1, 1991. During the period from July 1, 1991 through February 11, 1996, the Fund operated as a closed-end investment company. The figures for both Spectra Fund and the S & P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends. Effective October 31, 1994, Spectra Fund changed its fiscal year end from June 30 to October 31.


                        PERFORMANCE COMPARISON                               PERFORMANCE COMPARISON
                        AS OF OCTOBER 31, 2001                               AS OF OCTOBER 31, 2001

                        AVERAGE ANNUAL RETURNS                               AVERAGE ANNUAL RETURNS
                       1            5           10                           1        SINCE INCEPTION
                      YEAR        YEARS       YEARS                         YEAR      (JULY 1, 2000)
                 ------------- ----------- -------------   -------------------------- ----------------
 Class N             (36.20%)  10.26%      16.64%          Class A+           (39.87%)       (38.63%)
 S & P 500 Index     (24.91%)  10.04%      12.76%          S & P 500 Index    (24.91%)       (20.15%)



THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES.

SPECTRA FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001


  SHARES                                                  VALUE
---------   COMMON STOCKS-91.9%                       -------------
            AEROSPACE & DEFENSE-2.0%
 53,800     General Dynamics Corporation ..........   $4,390,080
 81,800     United Technologies Corporation .......    4,408,202
                                                      ----------
                                                       8,798,282
                                                      ----------
            BANKS-1.0%
 32,200     Commerce Bancorp, Inc. ................    2,350,600
 60,000     GreenPoint Financial Corp. ............    1,923,000
                                                      ----------
                                                       4,273,600
                                                      ----------
            BIOTECHNOLOGY-10.3%
190,700     Amgen Inc.* ...........................   10,835,574
 80,600     Biogen, Inc. * ........................    4,433,000
 93,500     Cephalon, Inc.*+ ......................    5,895,175
 35,000     Enzon, Inc.*+ .........................    2,164,750
165,650     Genzyme Corp.-General Division*........    8,936,817
 50,900     Gilead Sciences Inc. * ................    3,201,610
 82,800     IDEC Pharmaceuticals Corporation*......    4,966,344
187,400     Immunex Corporation* ..................    4,476,986
                                                      ----------
                                                      44,910,256
                                                      ----------
            COMMERCIAL SERVICES
            & SUPPLIES-8.8%
 85,350     BISYS Group, Inc. (The)* ..............    4,439,907
 75,000     Career Education Corporation* .........    1,955,250
174,250     Concord EFS Inc.* .....................    4,769,223
296,400     eBay Inc.* ............................   15,555,072
177,000     First Data Corporation ................   11,959,890
                                                      ----------
                                                      38,679,342
                                                      ----------
            COMMUNICATION
            EQUIPMENT-3.3%
573,950     Nokia Corporation, ADR ................   11,771,715
 50,250     QUALCOMM Inc.* ........................    2,468,280
                                                      ----------
                                                      14,239,995
                                                      ----------
            DIVERSIFIED
            FINANCIALS-11.7%
531,316     Citigroup Inc. ........................   24,185,504
295,800     Merrill Lynch & Co., Inc. .............   12,929,418
 64,550     Moody's Corporation ...................    2,241,176
237,800     Morgan Stanley Dean Witter & Co. ......   11,633,176
                                                      ----------
                                                      50,989,274
                                                      ----------
            ELECTRONIC EQUIPMENT
            & INSTRUMENTS-.3%
 39,850     Waters Corporation* ...................    1,414,277
                                                      ----------
            HEALTH
            & PERSONAL CARE-.3%
 28,200     Anthem, Inc.* .........................    1,181,016
                                                      ----------

  SHARES                                                     VALUE
----------   COMMON STOCKS-(CONTINUED)                   -------------
             HEALTHCARE ADMINISTRATIVE
             SERVICES-1.0%
 86,200      Genentech, Inc.* ........................   $4,503,950
                                                         ----------
             HEALTHCARE EQUIPMENT
             & SUPPLIES-4.4%
217,500      Baxter International Inc. ...............   10,520,475
104,900      Boston Scientific Corporation* ..........    2,385,426
 84,500      Guidant Corporation* ....................    3,507,595
 41,400      St. Jude Medical, Inc.* .................    2,939,400
                                                         ----------
                                                         19,352,896
                                                         ----------
             HEALTHCARE PROVIDERS
             & SERVICES-8.2%
200,400      AmerisourceBergen Corporation* ..........   12,737,424
107,000      Cardinal Health, Inc. ...................    7,180,770
 71,100      Community Health Systems Inc.* ..........    1,777,500
 28,650      Laboratory Corporation of America
             Holdings* ...............................    2,469,630
 80,000      Manor Care, Inc.* .......................    1,868,800
 92,600      McKesson Corporation ....................    3,425,274
110,900      Tenet Healthcare Corporation* ...........    6,378,968
                                                         ----------
                                                         35,838,366
                                                         ----------
             HOTELS, RESTAURANTS &
             LEISURE-1.4%
248,340      Brinker International, Inc.* ............    6,307,836
                                                         ----------
             INDUSTRIAL
             CONGLOMERATES-3.0%
263,650      Tyco International Ltd. .................   12,955,761
                                                         ----------
             INFORMATION TECHNOLOGY
             CONSULTING & SERVICES-.8%
 42,000      Affiliated Computer Services, Inc.
              Cl. A* ..................................   3,698,100
                                                         ----------
             INSURANCE-3.5%
167,550      American International Group, Inc. ......   13,169,430
 21,950      Marsh & McLennan
              Companies, Inc. .........................   2,123,663
                                                         ----------
                                                         15,293,093
                                                         ----------
             INTERNET SOFTWARE
             & SERVICES-.5%
 60,300      VeriSign, Inc.*+ ........................    2,334,213
                                                         ----------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


  SHARES                                          VALUE
--------- COMMON STOCKS-(CONTINUED)           -------------
          MEDIA-3.5%
 276,700  AOL Time Warner Inc.* .............  $ 8,635,807
 126,000  Comcast Corp., Cl. A Special* .....    4,515,840
  56,600  Viacom Inc. Cl. B* ................    2,066,466
                                               -----------
                                                15,218,113
                                               -----------
          MULTILINE RETAIL-4.7%
  76,600  Family Dollar Stores, Inc. ........    2,210,676
  22,500  Target Corporation ................      700,875
 342,450  Wal-Mart Stores, Inc. .............   17,601,930
                                               -----------
                                                20,513,481
                                               -----------
          PHARMACEUTICALS-5.8%
 178,500  American Home Products
          Corporation .......................    9,965,655
  26,850  Barr Laboratories, Inc.*+ .........    1,954,680
  40,500  Johnson & Johnson .................    2,345,354
 158,200  King Pharmaceuticals, Inc.* .......    6,168,218
 111,900  Pfizer Inc. .......................    4,688,610
                                               -----------
                                                25,122,517
                                               -----------
          RETAIL-.8%
  64,400  Michaels Stores, Inc.* ............    3,308,228
                                               -----------
          SEMICONDUCTOR EQUIPMENT
          & PRODUCTS-.6%
  84,200  Intersil Corporation Cl. A* .......    2,757,550
                                               -----------
          SOFTWARE-5.9%
 287,050  Intuit Inc.* ......................   11,545,150
 241,950  Microsoft Corporation* ............   14,069,393
                                               -----------
                                                25,614,543
                                               -----------

             SPECIALTY RETAIL-7.8%
  73,700   Barnes & Noble, Inc.*+ ........... $  2,708,475
  92,400   Bed Bath & Beyond Inc. * .........    2,315,544
 124,150   Best Buy Co., Inc.* ..............    6,815,835
 459,050   Home Depot, Inc. .................   17,549,482
 154,600   Office Depot, Inc.* ..............    2,102,560
 124,600   Toys "R" Us, Inc.* ...............    2,367,400
                                              ------------
                                                33,859,296
                                              ------------
           TOBACCO-2.3%
 214,600   Philip Morris Companies Inc. .....   10,043,280
                                              ------------
           Total Common Stocks
            (Cost $431,633,750)..............  401,207,265
                                              ------------


   PRINCIPAL
    AMOUNT
-------------- SHORT-TERM INVESTMENTS-12.2%
               U.S. GOVERNMENT
                & AGENCY OBLIGATIONS-8.3%
$36,400,000    Federal Home Loan Banks,
                2.46%, 11/1/01
                (Cost $36,400,000)...........                    36,400,000
                                                                -----------
  SHARES
-----------
              OTHER SHORT-TERM
               INVESTMENTS-3.9%
 16,944,336   Securities Lending Quality
               Trust (Cost $16,944,336) (b)...............       16,944,336
                                                                 ----------
              Total Short-Term Investments
               (Cost $53,344,336).........................       53,344,336
                                                                 ----------
              Total Investments
               (Cost $484,978,086) (a).......... 104.1%         454,551,601
              Liabilities in Excess of
               Other Assets ....................  (4.1)         (17,740,857)
                                                 -----          -----------
              Net Assets ....................... 100.0%       $ 436,810,744
                                                 =====        =============


--------

*    Non-income producing security.

+    Securities partially or fully on loan.

(a) At October 31, 2001, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $486,681,349 amounted to $32,129,748 which consisted of aggregate gross unrealized appreciation of $21,350,638 and aggregate gross unrealized depreciation of $53,480,386.

(b)  Represents investment of cash collateral received for securities on loan.


                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001


ASSETS:
 Investments in securities, at value (cost $484,978,086), see accompanying
  schedule of investments ................................................                     $  454,551,601
 Cash ....................................................................                             98,056
 Receivable for investment securities sold ...............................                         12,746,704
 Receivable for shares of beneficial interest sold .......................                            337,307
 Dividends and interest receivable .......................................                             99,567
 Prepaid expenses ........................................................                             56,756
                                                                                               --------------
   Total Assets ..........................................................                        467,889,991
LIABILITIES:
 Payable for securities loaned ...........................................    $16,944,336
 Payable for investment securities purchased .............................     12,403,294
 Payable for shares of beneficial interest redeemed ......................        902,063
 Investment advisory fees payable ........................................        571,547
 Shareholder servicing fees payable ......................................         95,258
 Trustees' fees payable ..................................................          3,914
 Accrued expenses ........................................................        158,835
                                                                              -----------
   Total Liabilities .....................................................                         31,079,247
                                                                                               --------------
NET ASSETS ...............................................................                     $  436,810,744
                                                                                               ==============
NET ASSETS CONSIST OF:
 Paid-in capital .........................................................                     $  711,769,866
 Undistributed net investment income (accumulated loss) ..................                        (26,872,639)
 Undistributed net realized loss .........................................                       (217,659,998)
 Net unrealized depreciation .............................................                        (30,426,485)
                                                                                               --------------
NET ASSETS ...............................................................                     $  436,810,744
                                                                                               ==============
Class A
 Net Asset Value Per Share ...............................................                     $         6.32
                                                                                               ==============
 Offering Price Per Share ................................................                     $         6.71
                                                                                               ==============
Class N
 Net Asset Value and Offering Price Per Share ............................                     $         6.32
                                                                                               ==============
Shares of beneficial interest outstanding-Note 5
 Class A .................................................................                          2,048,986
                                                                                               ==============
 Class N .................................................................                         67,046,770
                                                                                               ==============



                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001


INVESTMENT INCOME:
 Income:
  Interest ...............................................................                        $    1,791,467
  Dividends ..............................................................                             3,513,321
                                                                                                  --------------
   Total Income ..........................................................                             5,304,788
 Expenses:
  Investment advisory fees-Note 2(a) .....................................    $    8,975,344
  Shareholder servicing fees-Note 2(f) ...................................         1,495,891
  Custodian and transfer agent fees ......................................           489,852
  Registration fees ......................................................            50,092
  Shareholder reports ....................................................            98,050
  Trustees' fees .........................................................            47,738
  Professional fees ......................................................            28,209
  Interest on line of credit utilized-Note 4 .............................             3,142
  Miscellaneous ..........................................................            73,860
                                                                              --------------
   Total Expenses ........................................................                            11,262,178
                                                                                                  --------------
NET INVESTMENT LOSS ......................................................                            (5,957,390)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments ........................................      (210,741,922)
 Net change in unrealized appreciation (depreciation) of investments .....       (81,577,507)
                                                                              --------------
   Net realized and unrealized loss on investments .......................                          (292,319,429)
                                                                                                  --------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ..............................................................                        $ (298,276,819)
                                                                                                  ==============


                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED OCTOBER 31,
                                                                                     ----------------------------------
                                                                                           2001              2000
                                                                                     ---------------- -----------------
Net investment loss ................................................................  $   (5,957,390)   $ (12,057,128)
Net realized gain (loss) on investments ............................................    (210,741,922)      40,829,147
Net change in unrealized appreciation (depreciation) of investments ................     (81,577,507)     (78,674,225)
                                                                                      --------------    -------------
   Net decrease in net assets resulting from operations ............................    (298,276,819)     (49,902,206)
Distributions to shareholders:
 Net realized gains
  Class A ..........................................................................      (1,037,067)               -
  Class N ..........................................................................     (49,987,230)     (49,922,049)
                                                                                      --------------    -------------
   Total distributions to shareholders .............................................     (51,024,297)     (49,922,049)
                                                                                      --------------    -------------
Increase (decrease) from shares of beneficial interest transactions:
 Class A ...........................................................................       6,525,867       16,980,068
 Class N ...........................................................................    (111,256,992)     425,031,614
                                                                                      --------------    -------------
Net increase (decrease) from shares of beneficial interest transactions-Note 5 .....    (104,731,125)     442,011,682
                                                                                      --------------    -------------
   Total increase (decrease) in net assets .........................................    (454,032,241)     342,187,427
Net assets:
 Beginning of year .................................................................     890,842,985      548,655,558
                                                                                      --------------    -------------
 End of year (including accumulated net investment losses of
   $26,872,639 and $20,915,249, respectively) ......................................  $  436,810,744    $ 890,842,985
                                                                                      ==============    =============



                       See Notes to Financial Statements.

                     [This page intentionally left blank]

SPECTRA FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD



                                                                                        CLASS A (ii)
                                                                         -------------------------------------------
                                                                                  YEAR               FOUR MONTHS
                                                                                 ENDED                  ENDED
                                                                              OCTOBER 31,            OCTOBER 31,
                                                                                  2001                 2000(iv)
                                                                         ---------------------   -------------------
Net asset value, beginning of period .................................        $   10.63             $    12.28
                                                                              --------------------------------------
Net investment loss ..................................................             (.08)(iii)            (0.02)
Net realized and unrealized gain (loss) on investments ...............            (3.60)                 (1.63)
                                                                              --------------------------------------
Total from investment operations .....................................           ( 3.68)                 (1.65)
Distributions from net realized gains ................................             (.63)                     -
                                                                              --------------------------------------
Net asset value, end of period .......................................        $    6.32             $    10.63
                                                                              ======================================
Total Return .........................................................           (36.20%)(v)            (13.44%)(v)
                                                                              ======================================
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted) ...........................        $  12,951             $   14,711
                                                                              ======================================
  Ratio of expenses excluding interest to average net assets .........             1.88%                  1.82%
                                                                              ======================================
  Ratio of expenses including interest to average net assets .........             1.88%                  1.82%
                                                                              ======================================
  Ratio of net investment loss to average net assets .................            (1.03%)                (1.05%)
                                                                              ======================================
  Portfolio Turnover Rate ............................................           114.75%                118.82%
                                                                              ======================================
  Amount of debt outstanding at end of period ........................        $       -             $        -
                                                                              ======================================
  Average amount of debt outstanding during the period ...............        $ 139,298             $   63,866
                                                                              ======================================
  Average daily number of Fund shares outstanding
  during the period ..................................................        78,228,201            73,398,632
                                                                              ======================================
  Average amount of debt per share during the period .................        $       -             $        -
                                                                              ======================================

--------
 (i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred April 23, 1999.

(ii)  Initially offered July 1, 2000.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)  Ratios have been annualized, total return has not been annualized.

(v)   Does not reflect the effect of any sales charge.

                       See Notes to Financial Statements.

                                         CLASS N(i)
---------------------------------------------------------------------------------------------
                                   YEAR ENDED OCTOBER 31,
---------------------------------------------------------------------------------------------
         2001                2000              1999            1998              1997
--------------------- ------------------ --------------- --------------- --------------------
    $    10.63        $      10.76         $      6.65     $      5.74       $    4.54
    ----------------------------------------------------------------------------------
           (.08)(iii)        (0.08)              (0.07)          (0.02)           (0.06)(iii)
          (3.60)              0.88                4.22            0.98             1.26
    -----------------------------------------------------------------------------------
          (3.68)              0.80                4.15            0.96             1.20
           (.63)             (0.93)              (0.04)          (0.05)               -
    -----------------------------------------------------------------------------------
    $      6.32        $      10.63        $      10.76    $      6.65       $    5.74
    ===================================================================================
         (36.20%)             6.21%              62.66%          16.94%           26.45%
    ===================================================================================

    $   423,860        $    876,132        $   548,656     $   193,039       $  84,988
    ===================================================================================

           1.88%              1.82%               1.83%           1.90%
    ===================================================================================

           1.88%              1.82%               1.85%           1.96%            2.12%
    ===================================================================================
          (.99%)             (1.29%)             (1.52%)         (1.24%)          (1.06%)
    ===================================================================================
         114.75%            118.82%             102.54%         190.74%          133.98%
    ===================================================================================
    $        -                  -                   -      $   705,000
    ===================================================================================
    $   139,298        $    63,866         $   986,981     $ 1,044,096
    ==================================================================
    78,228,201          73,398,632          40,946,839      22,865,292
    ==================================================================
    $        -                  -          $      0.02      $      0.05
    ==================================================================

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Spectra Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities.

     Prior to February 12, 1996, the Fund operated as a closed-end investment company and a Massachusetts corporation.

     The Fund offers Class A and Class N shares. Class A shares were first offered on July 1, 2000 and are generally subject to an initial sales charge. Each class has identical rights to assets and earnings.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) INVESTMENT VALUATION-Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term notes are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME-Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) REPURCHASE AGREEMENTS-The Fund enters into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(d) LENDING OF PORTFOLIO SECURITIES-The Fund lends its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day. At October 31, 2001, the value of securities loaned and collateral received thereon were $16,375,258 and $16,944,336, respectively.

(e) DIVIDENDS TO SHAREHOLDERS-Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income and distributions from capital gains payable to holders of its shares.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(f) FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required. At October 31, 2001, the net capital loss carryforward of the Fund which may be used to offset future net realized gains was approximately $210,742,000 and expires in 2009.

(g) ALLOCATION METHOD-Income, realized and unrealized gains and losses, and expenses are allocated among the Fund's classes based on relative net assets.

(h) OTHER-These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2-INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY FEES-The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(c) TRANSFER AGENT FEES-Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 2001, the Fund incurred fees of approximately $403,000 for services provided by Alger Services and reimbursed Alger Services approximately $27,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(d) BROKERAGE COMMISSIONS-During the year ended October 31, 2001, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $1,222,087 in connection with securities transactions.

(e) TRUSTEES' FEES- Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(f) SHAREHOLDER SERVICING FEES-The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.


NOTE 3-SECURITIES TRANSACTIONS:

     During the year ended  October 31, 2001,  purchases and sales of investment
securities,   excluding  short-term  securities,   aggregated  $661,311,343  and
$743,122,740, respectively.


NOTE 4-LINES OF CREDIT:

     The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2001, the Fund had borrowings which averaged $139,298 at a weighted average interest rate of 2.22%.


NOTE 5-SHARE CAPITAL:

     The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into two separate classes.

     During the year ended October 31, 2001, transactions of shares of beneficial interest were as follows:



                                      SHARES            AMOUNT
Class A:                         ---------------   ----------------
Shares sold ..................    3,241,243        $24,582,399
Dividends reinvested .........      113,855            974,601
Shares redeemed ..............   (2,690,506)       (19,031,133)
                                 ----------        -----------
Net increase .................      664,592        $ 6,525,867
                                 ==========        ===========

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                      SHARES              AMOUNT
Class N:                         ----------------   -----------------
Shares sold ..................    26,829,010        $ 209,587,329
Dividends reinvested .........     5,619,334           48,101,499
Shares redeemed ..............   (47,838,845)        (368,945,820)
                                 -----------        -------------
Net decrease .................   (15,390,501)       $(111,256,992)
                                 ===========        =============

            During the year ended October 31, 2000, transactions of shares of beneficial interest were as follows:



                                      SHARES             AMOUNT
Class A:                         ----------------   ----------------
Shares sold ..................     1,409,455        $ 17,276,934
Shares redeemed ..............       (25,061)           (296,866)
                                   ---------        -------------
Net increase .................     1,384,394        $ 16,980,068
                                   =========        =============
Class N:
Shares sold ..................    70,434,783        $931,091,181
Dividends reinvested .........     3,808,211          47,336,055
Shares redeemed ..............   (42,814,895)       (553,395,622)
                                 -----------        -------------
Net increase .................    31,428,099        $425,031,614
                                 ===========        =============

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of Spectra Fund:

We have audited the accompanying statement of assets and liabilities of Spectra Fund (a Massachusetts business trust), including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spectra Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                            ARTHUR ANDERSEN LLP

New York, New York
November 30, 2001

SPECTRA FUND

30 Montgomery Street
Jersey City, NJ 07302
(800) 711-6141
www.spectrafund.com

BOARD OF TRUSTEES

Fred M. Alger, Chairman
James P. Connelly, Jr., Vice Chairman
Charles F. Baird, Jr.
Roger P. Cheever
Lester L. Colbert, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White

INVESTMENT ADVISER

Fred Alger Management, Inc.
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.



SREP101


                                                                    SPECTRA FUND









                                                                  ANNUAL REPORT
                                                                OCTOBER 31, 2001

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